OTHER CURRENT LIABILITIES (Details) (USD $)	Dec. 31, 2014		Dec. 31, 2013
OTHER CURRENT LIABILITIES [Abstract]
Accrued expenses	$ 7,919,000	[1]	$ 13,620,000	[1]
Accrued payroll and related taxes	5,692,000		4,597,000
Government institutions	6,009,000		7,524,000
Related party	98,000		133,000
Accrued dividend	4,639,000		3,616,000
Others	896,000		786,000
Total	25,253,000		30,276,000
Legal fees			$ 5,000,000

[1]	As of December 31, 2013 includes approximately US $5 million, regarding the legal fees resulting from the claim described in Note 11A3.